PUTNAM
INVESTMENT
GRADE
MUNICIPAL TRUST

ANNUAL REPORT

November 30, 1995

[LOGO]
BOSTON * LONDON * TOKYO

FUND HIGHLIGHTS

"Munis  offer  unusually  attractive  yields  right  now  because   of
unwarranted fears that a flat-rate income tax will end the tax advantage they have over taxable bonds."

               -- Kiplinger's Personal Finance Magazine, December 1995




"The bond market rally has been surprisingly strong, particularly when you take into account the psychological and market conditions that existed just one year ago. Shareholders have benefited from the rally and from our ability to seize market opportunities."

     -- Michael F. Bouscaren, Fund Manager,
        Putnam Investment Grade Municipal Trust


CONTENTS

4    Report from Putnam Management

7    Fund performance summary

11   Portfolio holdings

17   Financial statements

FROM THE CHAIRMAN:
DEAR SHAREHOLDER:
                                              [PHOTO OF GEORGE PUTNAM]
                                                     (C) KARSH, OTTAWA

TAX-EXEMPT BOND INVESTORS WILL LONG REMEMBER 1995 AS A YEAR OF HIGHS AND LOWS IN THE MARKET. THE YEAR BEGAN AS THE BOND MARKET WAS COMING OFF ONE OF ITS WORST PERIODS IN RECENT MEMORY. JUST AS THINGS BEGAN TO LOOK BRIGHTER FOR TAX-EXEMPT BONDS, TALK IN WASHINGTON ABOUT A FLAT TAX SPARKED A WAVE OF UNCERTAINTY AMONG INVESTORS.

CONCERNED THAT SUCH A TAX WOULD ELIMINATE THE FEDERAL INCOME TAX ADVANTAGE OF MUNICIPAL BONDS, THEY STAYED AWAY FROM THE MARKET IN DROVES. INSTEAD, MICHAEL BOUSCAREN, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST'S MANAGER, TOOK ADVANTAGE OF IT BY LOCKING IN GAINS AND ACQUIRING NEW HOLDINGS AT ATTRACTIVE PRICES.

BY SPRING, INVESTORS HAD BEGUN TO REGAIN THEIR COMPOSURE AS THEY REALIZED HOW REMOTE PASSAGE OF ANY TAX-REFORM LEGISLATION ACTUALLY WAS DURING AN ELECTION YEAR. AS THE FUND CLOSED ITS FISCAL YEAR ON NOVEMBER 30, 1995, THE MARKET WAS ON A SOLID UPWARD PATH AGAIN.

HOWEVER, BECAUSE OF THE INTERRUPTION OVER THE FLAT-TAX PROPOSALS, MIKE BELIEVES FURTHER GROUND WILL BE REGAINED IN FISCAL 1996. HIS REPORT, WHICH FOLLOWS, PROVIDES MORE DETAILS.

RESPECTFULLY YOURS,

[SIGNATURE]

GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
JANUARY 17, 1996

REPORT FROM THE FUND MANAGER
MICHAEL F. BOUSCAREN

Over the 12-month period encompassing Putnam Investment Grade Municipal Trust's fiscal year, the bond market experienced both historic highs and historic lows. In fact, one of the most severe market downturns on record and one of the strongest rallies ever both took place in the first six months of fiscal 1995. For the 12-month period ended November 30, 1995, the fund's common shares provided a total return of 19.23% at net asset value (NAV), or 22.95% at market price.

RELATIVE VALUE IN THE MUNICIPAL-BOND MARKET
This year's municipal-bond market strength was sparked mainly by an increase in demand for municipal-bond mutual funds. Mutual funds, which are considered to be the fastest-growing segment of the municipal-bond market, controlled more than 17% of existing municipal bonds at the end of the fiscal period. This increase in demand was complemented by what continues to be the ongoing decline in municipal-bond issuance; as of November 30, 1995, it was down 22% from 1994 levels.

Municipal bonds continue to offer attractive relative value. Most high-grade bonds currently yield about 90% of comparable U.S. Treasury bonds. Municipal bonds are generally considered attractive when they yield above 82% of taxable securities with similar duration.

FLAT-TAX CONCERNS CREATE OPPORTUNITIES
Investors' fears of the effects of the flat-tax proposal being considered by certain members of Congress jarred the municipal-bond market out of its dramatic recovery. After an eye-popping rally in the first quarter of calendar 1995, municipal-bond performance began to diverge sharply from the performance of other fixed-income securities. A flat tax in its purest form would deprive municipal bonds of their advantage as tax-exempt investments.

In our opinion, the market reacted to the perceived effects of the flat-tax rhetoric and not to hard facts. By May, investors were starting to look beyond the flat tax to the likelihood of a more broad-based income tax revision in the distant future. In fact, we believe the short-term downturn in the market was not grounded in reality and that it actually created opportunities.

We believe, moving into the presidential election year of 1996, the flat-tax proposals cannot garner enough popular appeal to become a crucial issue in the election.

Flat-tax rhetoric may continue to hinder the market's progress over the near term. Looking farther ahead, however, we believe investors will recognize the relative value of municipal bonds, especially as alternative investments become regarded as overvalued and if the economic environment remains favorable for bonds.

SHREWD SECTOR SELECTION: AIRLINES SOAR
Many of the sectors that suffered most during the poor market conditions of 1994 recovered dramatically during calendar 1995. Thanks to our intensive credit research, the fund was able to benefit from a sharp rebound in the airline and airport sectors. Contrary to popular opinion at the time, our analysis indicated that by late 1994, years of cost cutting and industry consolidation had sown the seeds for improved stability and healthier financial conditions among airline companies.

TOP INDUSTRY SECTORS*
[BAR CHART]
----------------------------------------------------------------------
Utilities                          20.6%
Hospitals/Health care              15.8%
Transportation                     13.6%
Housing                            10.8%
----------------------------------------------------------------------
*Based on net assets as of 11/30/95. Holdings will vary over time.

Consequently, despite the market's less-than-favorable perceptions of this sector, we selectively added to the fund's holdings of municipal bonds issued on behalf of airlines.

The strategy proved worthwhile. As investors recognized the improving fundamentals of the airline business, demand for these high-yielding, relatively liquid issues soared. Prices on airline-backed bonds have appreciated dramatically since the beginning of calendar 1995, producing double-digit returns for the fund.

The generous income and favorable call protection offered by the bonds of Denver International Airport explain why it remains a holding of your fund. After the facility opened last February, these bonds continued their price appreciation. As an added bonus, Denver International Airport bonds were recently upgraded by Standard & Poor's, a nationally recognized rating agency.

We also expect to make gradual shifts in emphasis to bonds in states that show more robust economic activity. We are looking for opportunities to increase exposure to general obligation bonds in California, where the economy is recovering faster than nearly anywhere else, as well as in Texas and Florida.

OUTLOOK FOR MUNICIPALS CONSTRUCTIVE
Moderate but stable economic growth and relatively low inflation bode well for fixed-income investing. Careful bond selection and credit analysis will remain of supreme importance as we continue our efforts to seek to provide shareholders with attractive tax-free income and favorable total returns.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATEGY. PUTNAM INVESTMENT GRADE MUNICIPAL TRUST IS DESIGNED FOR INVESTORS SEEKING HIGH CURRENT INCOME, FREE FROM FEDERAL INCOME TAX AND CONSISTENT WITH PRESERVATION OF CAPITAL.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

TOTAL RETURN FOR PERIODS ENDED 11/30/95

                                        NAV              MARKET PRICE
----------------------------------------------------------------------
1 year                                19.23%                   22.95%
----------------------------------------------------------------------
5 years                               67.12                    78.82
Annual average                        10.82                    12.33
----------------------------------------------------------------------
Life of fund
(since 10/26/89)                      79.65                    81.53
Annual average                        10.08                    10.27
----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/95
                               LEHMAN BROS.
                                 MUNICIPAL                   CONSUMER
                                 BOND INDEX               PRICE INDEX
----------------------------------------------------------------------
1 year                                18.90%                    2.61%
----------------------------------------------------------------------
5 years                               51.82                    14.80
Annual average                         8.71                     2.80
----------------------------------------------------------------------
Life of fund
(since 10/26/89)                      66.37                    22.29
Annual average                         8.70                     3.35
----------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
(12 months ended 11/30/95)

                                     NAV
----------------------------------------------------------------------
Distributions (number)                12
----------------------------------------------------------------------
(Common shares)
Income                                $0.96
----------------------------------------------------------------------
TOTAL                                 $0.96
----------------------------------------------------------------------
 (Preferred shares)  Series A (1,400 shares)
----------------------------------------------------------------------
Income                            $3,931.82
----------------------------------------------------------------------
Capital gains(1)
  Long-term                           --
  Short-term                         $76.83
----------------------------------------------------------------------
TOTAL                                $76.83
----------------------------------------------------------------------
SHARE VALUE: (COMMON SHARES)         NAV              MARKET PRICE
----------------------------------------------------------------------
11/30/94                             $11.22                    $11.875
----------------------------------------------------------------------
11/30/95                              12.37                     13.500
----------------------------------------------------------------------
CURRENT RETURN: (Common shares)
End of period
----------------------------------------------------------------------
Current dividend rate(2)               7.76%                     7.11%
Taxable equivalent(3)                 12.85                     11.77
----------------------------------------------------------------------

(1)Capital gains are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (2)Income portion of most recent distribution, annualized and divided by NAV or market price at end of period. (3)Assumes maximum federal tax rate of 39.6%. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)
                                     NAV             MARKET PRICE
----------------------------------------------------------------------
1 year                                16.78%                    23.22%
----------------------------------------------------------------------
5 years                               68.15                     83.34
Annual average                        10.95                     12.89
----------------------------------------------------------------------
Life of fund
(since 10/26/89)                      80.81                     83.21
Annual average                        10.06                     10.29
----------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of the fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends paid on the remarketed preferred shares, divided by the number of outstanding common shares.

MARKET PRICE is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index is not leveraged and does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended November 30, 1995

To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust ("the fund") at November 30, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
January 16, 1995

PORTFOLIO OF INVESTMENTS OWNED
November 30, 1995
KEY TO ABBREVIATIONS
AMBAC       -AMBAC Indemnity Corporation
COP         -Certificate of Participation
FGIC        -Federal Guaranty Insurance Company
FHA Insd.   -Federal Housing Administration Insured
FSA         -Financial Security Assurance
GNMA Coll. -Government National Mortgage Association Collateralized G.O. Bonds -General Obligation Bonds
IFB         -Inverse Floating Rate Bonds
MBIA        -Municipal Bond Investors Assurance Corporation
VRDN        -Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.9%)*
PRINCIPAL AMOUNT                                   RATINGS   **VALUE

ALABAMA (2.5%)
----------------------------------------------------------------------
$3,000,000  Alabama Agric. & Mechanical U. Rev.
            Bonds, MBIA, 6 1/2s, 11/1/25               AAA $3,255,000
 5,500,000  Gadsden East, Med. Clinic Board
            Rev. Bonds (Baptist Hosp. of Gadsden Inc.),
            Ser. A, 7.8s, 11/1/21                      AAA  6,531,250

ARIZONA (1.1%)
----------------------------------------------------------------------
 4,000,000  Gila Cnty., Indl. Dev. Auth. Poll
            Control Rev. Bonds (Asarco Inc. Project),
            Ser. 85, 8.9s, 7/1/06                      Baa 4,355,000
                                                           ----------
                                                            9,786,250
ARKANSAS (1.1%)
----------------------------------------------------------------------
 4,285,000  Pope Cnty., Poll. Control Rev. Bonds
            (Arkansas Pwr. & Lt. Co. Project), 11s,
            12/1/15                                    Baa 4,370,700

CALIFORNIA (5.5%)
----------------------------------------------------------------------
 1,000,000  CA Poll. Control Fin. Auth. VRDN
            (Shell Oil Co. Project), Ser. C, 3.45s,
            11/1/00                                  VMIGI  1,000,000
 4,650,000  CA State U. IFB, AMBAC, 9.419s,
            11/1/21 (aquired from 8/5/91 to 8/31/94,
            cost $4,659,603)++                         AAA  5,754,375
 1,580,000  Los Angeles, Regl. Arpts. Impt. Corp.
            Lease Rev. Bonds (Western Air Lines, Inc.--
            Delta Air Lines, Inc.), 11 1/4s, 11/1/25    Ba  1,666,331
 2,550,000  Orange Cnty., Pub. Fac. Corp.
            COP (Solid Waste Management), 7 7/8s,
            12/1/13 (Chapter 9)                        BBB 2,610,562


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                   RATINGS   **VALUE

CALIFORNIA (continued)
----------------------------------------------------------------------
$5,000,000  Orange Cnty., Recv. Rev. Bonds,
            Ser. A, MBIA, 5 3/4s, 6/1/15               AAA $5,050,000
 5,000,000  U. of CA Rev. Bonds (USCD Med. Ctr.
            Satellite Med. Fac.), 7.9s, 12/1/19
            (aquired 3/2/92, cost $5,229,150)++        Baa  5,443,750
                                                           ----------
                                                           21,525,018
COLORADO (9.6%)
----------------------------------------------------------------------
 3,000,000  Arapahoe Cnty., Cap. Impt Tr. Fund
            Hwy. Rev. Bonds, Ser E-470, 7s, 8/31/26    Baa  3,236,250
            Denver, City & Cnty. Arpt. Rev. Bonds
 1,000,000  Ser. A, 8 3/4s, 11/15/23                   Baa  1,172,500
 4,775,000  Ser. A, 8 1/2s, 11/15/23                   Baa  5,443,500
 4,900,000  Ser. A, 8 1/4s, 11/15/12                   Baa  5,530,875
 5,200,000  Ser. A, 8s, 11/15/25                       Baa  5,824,000
 7,000,000  Ser. D, 7 3/4s, 11/15/21                   Baa  7,822,500
 3,000,000  Ser. D, 7 3/4s, 11/15/13                   Baa  3,652,500
 4,800,000  Ser. D, 7s, 11/15/25                       Baa  5,004,000
                                                           ----------
                                                           37,686,125
CONNECTICUT (1.9%)
----------------------------------------------------------------------
 5,100,000  CT State Hlth. & Edl. Facs.
            Auth. IFB (Yale U.), 7.671s, 6/10/30       AAA  5,399,625
 2,000,000  CT State Res. Recv. Auth. Muni.
            Rev. Bonds (Bridgeport Service Fee),
            Ser. A, 7 1/2s, 1/1/09                       A  2,140,380
                                                           ----------
                                                            7,540,005
FLORIDA (0.6%)
----------------------------------------------------------------------
 2,000,000  Hernando Cnty., Indl. Dev. Rev.
            Bonds (FL Crushed Stone Co.), 8 1/2s,
            12/1/14                                    B/P 2,210,000
GEORGIA (2.5%)
----------------------------------------------------------------------
 4,000,000  Burke Cnty., Dev. Auth. Control Rev.
            Bonds (Oglethorpe Pwr. Co. Vogtle Proj.),
            MBIA, 8s, 1/1/22                           AAA  4,830,000
 4,800,000  De Kalb Cnty., Muni. Hsg. Auth. Rev.
            Bonds (Briarcliff Park Apts. Project),
            Ser. A, 7 1/2s, 4/1/17                     A/P  4,980,000
                                                           ----------
                                                            9,810,000
HAWAII (1.3%)
----------------------------------------------------------------------
 4,500,000  HI State Dept. of Budget & Fin. Special
            Purpose Mtge. IFB, 9.031s, 11/1/21         AAA 5,011,875

INDIANA (0.3%)
----------------------------------------------------------------------
 1,000,000  Indiana Bond Bank Note (Special Loan Program),
            Ser. B, 8 1/2s, 2/1/18                       A 1,090,000

KANSAS (1.5%)
----------------------------------------------------------------------
 5,000,000  Burlington Poll. Control Rev. Bonds
            (Kansas Gas & Electric Co. Project),
            MBIA, 7s, 6/1/31                           AAA 5,631,250


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                   RATINGS   **VALUE

LOUISIANA (7.2%)
----------------------------------------------------------------------
$1,000,000  LA State Recvy. Dist. Sales Tax, VRDN,
            FGIC, 3.85s, 7/1/97                      VMIGI $1,000,000
 3,400,000  New Orleans G.O. Bonds, AMBAC, 6 1/8s,
            10/1/16                                    AAA  3,565,750
 5,000,000  St. Charles Parish, Poll. Control Rev.
            Bonds (LA Pwr. & Lt. Co.), 8s, 12/1/14     Baa  5,543,750
            W. Feliciana Parish, Poll. Control Rev.
            Bonds (Gulf States Utils. Co.)
 2,500,000  8s, 12/1/24                                 Ba  2,715,625
 3,000,000  Ser. III, 7.7s, 12/1/14                     Ba  3,300,000
 5,100,000  7.7s, 12/1/14                               BB  5,610,000
 6,000,000  Ser. A, 7 1/2s, 5/1/15                      BB  6,525,000
                                                          ------------
                                                          28,260,125
MARYLAND (0.6%)
----------------------------------------------------------------------
 2,000,000  MD State, Hlth. & Higher Edl. Facs.
            Auth. Rev. Bonds (Doctors Cmnty. Hosp.),
            8 3/4s, 7/1/12                             AAA 2,400,000

MASSACHUSETTS (10.8%)
----------------------------------------------------------------------
 1,000,000  MA State G.O. VRDN, Ser. E, 3 3/4s,
            12/1/97                                  VMIGI  1,000,000
16,500,000  MA State Hlth. & Edl. Fac. Auth. Rev.
            Bonds, AMBAC, 6.55s, 6/23/22               AAA 18,026,250
 5,000,000  MA State Indl. Fin. Agcy. Rev. Bonds
            (Cape Cod Hlth. Syst. Issue), 8 1/2s,
            11/15/20                                   Aaa  6,012,500
15,000,000  MA State Wtr. Resource Auth. Rev. Bonds,
            Ser. A, 7 5/8s, 4/1/14                     AAA 17,231,250
                                                          ------------
                                                          42,270,000
MICHIGAN (3.2%)
----------------------------------------------------------------------
 1,000,000  Cornell Township, Econ. Dev. Corp. VRDN
            (Escabana Paper Co.), 3.8s, 11/1/16          A  1,000,000
 1,775,000  Detroit, Loc. Dev. Fin. Auth. Tax
            Increment Rev. Bonds, Ser. A, 9 1/2s,
            5/1/21                                   BBB/P  2,218,750
 2,250,000  Greater Detroit Resource Recvy. Auth.
            Rev. Bonds, Ser. G, 9 1/4s, 12/13/08       BBB  2,319,345
 1,690,000  Highland Park, Fin. Auth. Hosp. Fac.
            Rev. Bonds (MI Hlth. Care Corp. Project),
            Ser. A, 9 3/4s, 12/1/06 (In Default)+      Caa    642,200
 3,000,000  MI State Strategic Fund Ltd. Oblig.
            Rev. Bonds (Mercy Svcs. for Aging Project),
            9.4s, 5/15/20                            BBB/P  3,360,000
 3,000,000  MI, Strategic Fund Poll. Control Rev. Bonds
            (General Motors Corp.), 6.2s, 9/1/20         A  3,101,250
                                                          ------------
                                                          12,641,545
MISSISSIPPI (4.1%)
----------------------------------------------------------------------
 4,950,000  Claiborne Cnty., Poll. Control Rev.
            Bonds (Middle South Energy, Inc.), Ser. C,
            9 7/8s, 12/1/14                          BBB/P  5,742,000
10,000,000  Jackson Cnty. Poll. Control Rev. Bonds
            (Gulf Pwr. Co. Project), 7 1/8s, 4/1/21      A 10,271,700
                                                          ------------
                                                          16,013,700


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                 RATINGS**     VALUE

MISSOURI (0.7%)
----------------------------------------------------------------------
$2,500,000  MO State Hlth. & Edl. Fac. Rev. Bonds
            (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20  AA$2,715,625

MONTANA (2.4%)
----------------------------------------------------------------------
 8,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge.
            Rev. Bonds (Whispering Lake Project),
            Ser. A-11, FSA,
            7.1s, 1/1/30                               AAA 9,422,875

NEBRASKA (2.8%)
----------------------------------------------------------------------
 2,500,000  NE Investment Fin. Auth. Single Fam.
            Mtge. IFB Ser. B, GNMA Coll., 10.892s,
            3/15/22                                    AAA  2,909,375
 7,665,000  NE Investment Fin. Auth. Single Fam. Mtge.
            Rev. Bonds, Ser. 1, MBIA, 8 1/8s, 8/15/38  AAA  8,048,250
                                                          ------------
                                                          10,957,625
NEVADA (5.8%)
----------------------------------------------------------------------
 6,500,000  Clark Cnty., Indl. Dev. Rev. Bonds
            (NV Pwr. Co. Project), 7.8s, 6/1/20        Baa  7,003,750
16,000,000  Nevada State #49 & 50 G.O. Bonds, FGIC,
            5 1/2s, 11/1/25                            AAA 15,800,000
                                                          ------------
                                                           22,803,750
NEW YORK (3.2%)
----------------------------------------------------------------------
 2,000,000  NY City, Muni. Wtr. Fin. Auth. VRDN,
            Ser. G, FGIC, 3.7s, 6/15/24                  A  2,000,000
 5,720,000  NY State Dorm. Auth. Rev. Bonds
            (U. Syst. Construction), Ser. A,
            5 5/8s, 7/1/16                             BBB  5,648,500
 2,450,000  NY State Energy Research. & Dev. Auth.
            Elec. Facs. Rev. Bonds (Cons. Edison Co.
            Project), Ser. A, 7 3/4s, 1/1/24             A  2,642,938
 1,120,000  Riverton Hsg. Corp. Mtge. Rev. Bonds
            (Conifer Genesee Apts. Sect. 8), FHA Insd.,
            10 1/2s, 1/15/25                             A  1,167,477
 1,000,000  United Nations Dev. Corp. Rev. Bonds,
            Ser. A, 6s, 7/1/26                           A  1,036,250
                                                          ------------
                                                           12,495,165
OHIO (2.4%)
----------------------------------------------------------------------
 5,000,000  OH State Air Quality Dev. Auth. Rev.
            Bonds (Cleveland Co. Project), FGIC,
            8s, 12/1/13                                AAA  6,056,250
 3,330,000  Ohio Muni Elec. Generation Agcy. COP,
            AMBAC, 5 3/8s, 2/15/13                     AAA  3,346,650
                                                          ------------
                                                           9,402,900
OKLAHOMA (1.0%)
----------------------------------------------------------------------
 3,500,000  Tulsa, Muni. Arpt. Rev. Bonds (American
            Airlines, Inc.), 7 3/8s, 12/1/20           Baa 3,727,500


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                 RATINGS**     VALUE
PENNSYLVANIA (6.3%)
----------------------------------------------------------------------
$3,390,000  Allegheny Cnty. Resc. Fin. Auth. Mtge.
            Rev. Bonds (Single Fam.-GNMA Mtge.
            Backed Secs.), GNMA Coll., Ser.M, 7.9s,
            6/1/11                                     Aaa $3,601,875
 5,000,000  Montgomery Cnty., Indl. Dev. Auth. Rev.
            Bonds, 7 1/2s, 1/1/12                        A  5,456,250
 7,600,000  PA State Higher Ed. Assistance Agcy. IFB,
            Ser. B, MBIA, 10.515s, 3/1/20              AAA  8,626,000
 6,850,000  Philadelphia School Dist. Rev. Bonds,
            Ser. B, AMBAC, 5 1/2s, 9/1/25              AAA  6,764,375
                                                          ------------
                                                          24,448,500
PUERTO RICO (1.5%)
----------------------------------------------------------------------
 6,000,000  Puerto Rico Elec Pwr. Auth. Rev. Bonds,
            Ser. Z, 5 1/4s, 7/1/21                       A 5,707,500
SOUTH DAKOTA (3.5%)
----------------------------------------------------------------------
13,100,000  SD State Bldg. Auth. COP (Building Authority),
            Ser. A, 7 1/2s, 12/1/16                      A13,782,772
TENNESSEE (3.8%)
----------------------------------------------------------------------
 2,600,000  Metro. Nashville & Davidson Cnty., Tenn.
            Wtr. & Swr. IFB, AMBAC, 7.973s, 1/1/22     AAA  2,782,000
10,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
             Bonds (Steeplechase Falls Project),
            Ser. A-10, FSA, 7 1/8s, 1/1/30             AAA 11,949,125
                                                          ------------
                                                          14,731,125
TEXAS (8.1%)
----------------------------------------------------------------------
 2,000,000  Alliance Arpt. Auth. Special. Fac. Rev.
            Bonds (American Airlines, Inc. Project),
            7 1/2s, 12/1/29                            Baa  2,150,000
 2,500,000  Bexar Cnty., Hlth.Fac. Dev.Corp. Rev.
            Bonds (St. Luke's  Lutheran Hosp. Project),
            7.9s, 5/1/11                             AAA/P  3,003,125
 2,300,000  Dallas Waterwks. & Swr. Syst. Rev.
            Bonds, 4 1/2s, 4/1/14                       AA  2,064,250
 5,250,000  Dallas-Fort Worth, Intl. Arpt. Fac.
            Impt. Corp. Rev. Bonds
            (American Airlines, Inc.), 7 1/2s, 11/1/25 Baa  5,630,625
16,000,000  North Cent. TX Hlth. Fac. Dev.
            Corp. Rev. Bonds (Presbyterian Hlth.
            Sys.), MBIA, 6.685s, 6/22/21               AAA 16,920,000
 2,000,000  Northeast Hosp. Auth. Rev. Bonds
            (Northeast Med. Ctr. Hosp.), Ser. B,
            7 1/4s, 7/1/22                             Baa  2,085,000
                                                          ------------
                                                          31,853,000

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                 RATINGS**     VALUE

WASHINGTON (2.3%)
----------------------------------------------------------------------
$1,000,000  Port Longview, Indl. Dev. Corp. Rev.
            Bonds (Atlantic Richfield Co.), 10 3/4s,
            9/1/12                                       A $1,030,360
 1,200,000  WA State Hlth. Care Facs. Auth. VRDN
            (Sisters of Providence), Ser. B, 3.7s,
            10/1/05                                  VMIGI  1,200,000
 6,075,000  WA State Pub. Pwr. Supply Syst. Rev.
            Bonds (Nuclear Project No. 1), Ser. A,
            7 1/2s, 7/1/15                              AA  6,636,938
                                                          ------------
                                                            8,867,298
WEST VIRGINIA (0.3%)
----------------------------------------------------------------------
 1,400,000  Marion Cnty., Cmnty. Solid Waste Disp. Fac.
            Rev. Bonds (American Pwr. Paper Recycling
            Project), 8 1/4s, 12/1/11                  B/P  1,309,000
----------------------------------------------------------------------
            TOTAL INVESTMENTS (cost $359,242,672)***      $382,826,228
----------------------------------------------------------------------

* Percentages indicated are based on net assets of $391,002,760. Net assets available to common shareholders are $250,841,340.
*** The aggregate identified cost for Federal tax purposes is $359,480,796, resulting in gross unrealized appreciation and depreciation of $24,900,330 and $1,554,898, respectively, or net unrealized appreciation of $23,345,432.
** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of Independent Accountants.
+    Non-income-producing security.
++ Restricted as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding securities of the same class as those held. Total market value of restricted securities owned at November 30, 1995 was $ 11,198,125 or 2.9% of net assets.
     The fund had the following insurance concentrations each greater than 10% of net assets at November 30, 1995:
          MBIA                   13.4%
          AMBAC                  10.3
     The fund had the following industry group concentrations each greater than 10 % of net assets at November 30, 1995:
          Utilities              20.6%
          Hospitals/Health Care  15.8
          Transportation         13.6
          Housing                 10.8
     The rates shown on IFBs which are securities paying variable interest rates that vary inversely to changes in the market interest rates and VRDNs are the current interest rates at November 30, 1995, and are subject to change based on the terms of the security.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995

ASSETS
----------------------------------------------------------------------
Investments in securities (identified cost
$359,242,672) (Note 1)                                   $382,826,228
----------------------------------------------------------------------
Cash                                                          663,055
----------------------------------------------------------------------
Receivable for securities sold                             10,609,050
----------------------------------------------------------------------
Interest receivables                                        7,126,424
----------------------------------------------------------------------
TOTAL ASSETS                                              401,224,757

LIABILITIES
----------------------------------------------------------------------
Distributions payable to shareholders                       1,621,815
----------------------------------------------------------------------
Payable for securities purchased                            7,799,150
----------------------------------------------------------------------
Payable for compensation of Manager (Note 3)                  672,053
----------------------------------------------------------------------
Payable for administrative services (Note 3)                    1,497
----------------------------------------------------------------------
Payable for compensation of Trustees (Note 3)                     179
----------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 3)     60,118
----------------------------------------------------------------------
Other accrued expenses                                         67,185
----------------------------------------------------------------------
TOTAL LIABILITIES                                          10,221,997
----------------------------------------------------------------------
NET ASSETS                                               $391,002,760
----------------------------------------------------------------------

REPRESENTED BY
----------------------------------------------------------------------
Series A remarketed preferred shares, without par value;
2,000 shares authorized (1,400 shares issued at $100,000
per share liquidation preference) (Note 2)               $140,000,000
----------------------------------------------------------------------
Common shares, without par value; unlimited shares
authorized; 20,272,824 shares outstanding (Note 1)        223,798,179
----------------------------------------------------------------------
Undistributed net investment income (Note 1)               11,316,328
----------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)     (7,695,303)
----------------------------------------------------------------------
Net unrealized appreciation of investments                 23,583,556
----------------------------------------------------------------------
NET ASSETS                                               $391,002,760
----------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE
----------------------------------------------------------------------
Series A remarketed preferred shares                     $140,000,000
----------------------------------------------------------------------
Cumulative undeclared dividends on Series A remarketed
preferred shares                                              161,420
----------------------------------------------------------------------
Net assets allocated to Series A remarketed preferred
shares at liquidation preference                          140,161,420
----------------------------------------------------------------------
Net assets available to common shares: Net asset value
per share $12.37 ($250,841,340 divided by 20,272,824)     250,841,340
----------------------------------------------------------------------
NET ASSETS                                               $391,002,760
----------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year ended November 30, 1995

TAX EXEMPT INTEREST INCOME                                $27,117,975
----------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------------
Compensation of Manager (Note 3)                             2,662,878
----------------------------------------------------------------------
Investor servicing and custodian fees (Note 3)                 309,111
----------------------------------------------------------------------
Compensation of Trustees (Note 3)                               14,391
----------------------------------------------------------------------
Registration fees                                                  453
----------------------------------------------------------------------
Reports to shareholders                                         66,388
----------------------------------------------------------------------
Auditing                                                        79,673
----------------------------------------------------------------------
Legal                                                           19,844
----------------------------------------------------------------------
Postage                                                         60,331
----------------------------------------------------------------------
Administrative services (Note 3)                                 9,962
----------------------------------------------------------------------
Preferred share remarketing agent fees                         338,667
----------------------------------------------------------------------
Exchange listing fees                                           27,685
----------------------------------------------------------------------
Other expenses                                                  22,954
----------------------------------------------------------------------
TOTAL EXPENSES                                               3,612,337
----------------------------------------------------------------------
Expense reduction (Note 3)                                   (146,855)
----------------------------------------------------------------------
NET EXPENSES                                                 3,465,482
----------------------------------------------------------------------
NET INVESTMENT INCOME                                       23,652,493
----------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 4)           (1,552,505)
----------------------------------------------------------------------
Net realized loss on options written (Notes 1 and 4)       (1,611,916)
----------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 4)     (2,673,156)
----------------------------------------------------------------------
Net unrealized appreciation of investments, during the year 30,521,242
----------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                         24,683,665
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $48,336,158
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED NOVEMBER 30
----------------------------------------------------------------------
                                              1995               1994
----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------
Operations:
----------------------------------------------------------------------
Net investment income                  $23,652,493        $23,946,570
----------------------------------------------------------------------
Net realized loss on investment
transactions                           (5,837,577)        (1,187,312)
----------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments           30,521,242       (39,271,513)
----------------------------------------------------------------------
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM OPERATIONS    48,336,158       (16,512,255)
----------------------------------------------------------------------
Distributions to remarketed preferred
shareholders:
----------------------------------------------------------------------
From net investment income             (5,504,552)        (3,886,607)
----------------------------------------------------------------------
From net realized gain on investments           --           (79,242)
----------------------------------------------------------------------
In excess of realized gain               (107,562)            (8,311)
----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS APPLICABLE TO
COMMON SHAREHOLDERS (EXCLUDING CUMULATIVE
UNDECLARED DIVIDENDS ON REMARKETED
PREFERRED SHARES OF $161,420 AND
$29,535, RESPECTIVELY)                  42,724,044       (20,486,415)
----------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------
From net investment income            (19,361,148)       (19,335,095)
----------------------------------------------------------------------
From net realized gain on investments           --        (4,109,912)
----------------------------------------------------------------------
In excess of realized gain                      --          (431,033)
----------------------------------------------------------------------
Increase from capital share transactions
from issuance of common shares           2,826,196          3,505,942
----------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS 26,189,092       (40,856,513)

NET ASSETS
----------------------------------------------------------------------
Beginning of year                      364,813,668        405,670,181
----------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of $11,316,328
and $12,447,836, respectively)        $391,002,760       $364,813,668
----------------------------------------------------------------------
NUMBER OF FUND SHARES
----------------------------------------------------------------------
Common shares outstanding at beginning
of year                                 20,039,145         19,764,439
----------------------------------------------------------------------
Common shares issued in connection with
reinvestment of distributions              233,679            274,706
----------------------------------------------------------------------
COMMON SHARES OUSTANDING AT END OF YEAR 20,272,824         20,039,145
----------------------------------------------------------------------
REMARKETED PREFERRED SHARES OUTSTANDING
AT THE BEGINNING AND END OF YEAR             1,400              1,400
----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(for a common share outstanding throughout the year)

                                               YEAR ENDED NOVEMBER 30
----------------------------------------------------------------------
                         1995       1994      1993      1992      1991
----------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR
(common shares)        $11.22     $13.44    $12.36    $11.51   $11.03
----------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income    1.17       1.20      1.32      1.35      1.27
Net realized and
unrealized gain
(loss) on investments    1.23     (2.03)       .91       .65       .43
----------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS               2.40      (.83)      2.23      2.00     1.70
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income:
to Common Shareholders  (.96)      (.97)     (.96)     (.91)     (.89)
to Preferred Shareholders(.28)     (.19)     (.16)     (.24)     (.29)
----------------------------------------------------------------------
From net realized gain
on investments
to Common Shareholders     --      (.21)        --        --        --
to Preferred Shareholders  --         --     (.03)        --        --
----------------------------------------------------------------------
In excess of realized gains
to Common Shareholders     --      (.02)        --        --        --
to Preferred Shareholders(.01)        --        --        --        --
----------------------------------------------------------------------
TOTAL DISTRIBUTIONS    (1.25)     (1.39)    (1.15)    (1.15)    (1.18)
----------------------------------------------------------------------
Preferred shares
offering costs             --         --        --        --     (.04)
----------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR
 (common shares)       $12.37     $11.22    $13.44    $12.36    $11.51
----------------------------------------------------------------------
MARKET VALUE,
END OF YEAR
(common shares)        $13.50     $11.88    $14.00    $13.25    $11.88
----------------------------------------------------------------------
TOTAL INVESTMENT
RETURN AT MARKET PRICE
 (common shares)(%)(a)  22.95     (6.74)     13.54     20.24     14.23
----------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (total fund)
(in thousands)       $391,003   $364,814  $405,670  $381,681  $362,974
----------------------------------------------------------------------
Ratio of expenses to
average net assets (%)
(b)(c)                   1.50       1.45      1.40      1.45      1.46
----------------------------------------------------------------------
Ratio of net investment
income to average net
assets (%)(b)            7.50       8.07      8.59      9.20      8.70
----------------------------------------------------------------------
Portfolio turnover (%) 122.65      78.97     33.73     44.39     72.49
----------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended November 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (See Note 3).

NOTES TO FINANCIAL STATEMENTS
Nobember 30, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that the fund's Manager believes do not involve undue risk to income or principal. Under normal market conditions, the fund will invest at least 80% of its total assets in tax-exempt municipal securities rated "investment grade" at the time of investment or, if not rated, determined by the fund's Manager to be of comparable quality.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments including restricted securities are stated at fair market value following procedures approved by the Trustees.

B DETERMINATION OF NET ASSET VALUE Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities
(including accrued expenses and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D FUTURES AND OPTIONS CONTRACT The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or which it invests to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E FEDERAL TAXES It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

F DISTRIBUTIONS TO SHAREHOLDERS Distributions to common and preferred shareholders are recorded by the Fund on the ex-dividend date. Dividends on remarketed preferred shares become payable, when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7-day period. The applicable dividend rate for the remarketed preferred shares on November 30, 1995 was 3.85%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include market discount, realized and unrealized gains and losses on certain futures contracts and losses on wash sales transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended November 30, 1995 the fund reclassified $81,699 to increase undistributed net investment income, $51,688 to increase accumulated net realized loss and $30,011 to decrease paid-in capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on zero-coupon bonds and original issues are accreted according to the effective yield method.

NOTE 2
REMARKETED PREFERRED SHARES The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium. Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A
shares.   No   Serial  Remarketed  Preferred  shares   are   currently
outstanding.

It is anticipated that approximately 98% of total distributions paid during fiscal 1995 to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986, as amended. To the extent that the fund earned taxable income and taxable gains by the conclusion of a fiscal year, it is required to apportion to holders of the remarketed preferred shares throughout the year additional dividends as necessary to result in an after-tax yield equivalent to the applicable dividend rate for the year. For the year ended November 30, 1995, additional dividends of $70,518 will be paid to preferred shareholders, subsequent to year end.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under the terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At November 30, 1995, no such restrictions have been placed on the fund.

NOTE 3 MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS Compensation of Putnam Investment Management, Inc. (Putnam Management), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $860 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial  functions  for the fund's assets  are  provided  by  Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1995, fund expenses were reduced by $146,855 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 4
PURCHASES AND SALES OF SECURITIES During the year ended November 30, 1995, purchases and sales of investment securities other than short-term municipal obligations aggregated $437,636,576 and $464,612,408, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

The following is a summary of written options activity during the period:

                                CONTRACT                      PREMIUM
                                 AMOUNTS                     RECEIVED
----------------------------------------------------------------------
Contracts outstanding
at the beginning of year             $--                          $--
----------------------------------------------------------------------
OPTIONS OPENED               322,700,000                    6,313,744
----------------------------------------------------------------------
Options closed             (322,700,000)                  (6,313,744)
----------------------------------------------------------------------
WRITTEN OPTIONS
OUTSTANDING AT END OF YEAR           $--                           $--
----------------------------------------------------------------------

SELECTED QUARTERLY DATA
(unaudited)

                              AVAILABLE FOR COMMON SHAREHOLDERS
--------------------------------------------------------------------------------
-------------
                                                                                 NET INCREASE
                                                          NET REALIZED          (DECREASE) IN
                                                        AND UNREALIZED             NET ASSETS
                    INVESTMENT       NET INVEST-        GAIN (LOSS) ON         RESULTING FROM
                       INCOME       MENT INCOME            INVESTMENTS             OPERATIONS
  QUARTER                  PER               PER                   PER                   PER
    ENDED        TOTAL  SHARE+      TOTAL SHARE+         TOTAL  SHARE+         TOTAL  SHARE+
--------------------------------------------------------------------------------
-------------
   2/28/94  $7,111,996    $.35 $5,495,212   $.27  $(3,137,847)  $(.15)    $2,357,365    $.12
--------------------------------------------------------------------------------
-------------
   5/31/94  $6,855,768    $.35 $5,062,217   $.26 $(16,604,981)  $(.84) $(11,630,317)  $(.58)
--------------------------------------------------------------------------------
-------------
   8/31/94  $6,585,179    $.34 $4,650,396   $.24      $616,807    $.02    $5,267,203    $.26
--------------------------------------------------------------------------------
-------------
  11/30/94  $6,977,508    $.33 $4,852,138   $.24 $(21,330,357) $(1.06) $(16,480,666)  $(.82)
--------------------------------------------------------------------------------
-------------
   2/28/95  $6,674,323    $.33 $4,383,933   $.22   $15,132,946    $.75   $19,516,879    $.97
--------------------------------------------------------------------------------
-------------
   5/31/95  $6,817,481    $.34 $4,437,600   $.22    $2,944,726    $.15    $7,382,326    $.37
--------------------------------------------------------------------------------
-------------
   8/31/95  $6,665,460    $.33 $4,454,620   $.22  $(1,310,532)  $(.07)    $3,144,088    $.15
--------------------------------------------------------------------------------
-------------
  11/30/95  $6,960,711    $.35 $4,784,941   $.23    $7,763,925    $.39   $12,574,346    $.63
--------------------------------------------------------------------------------
-------------

+ Per common shares.

RESULTS OF OCTOBER 5, SHAREHOLDER MEETING
(unaudited)
An annual meeting of shareholders of the fund was held on October 5,
1995. At the meeting, each nominee for Trustee was elected, as follows:
                               VOTES FOR               VOTES WITHHELD
----------------------------------------------------------------------
Jameson Adkins Baxter         18,203,808                       278,086
----------------------------------------------------------------------
Hans H. Estin                 18,207,252                       274,644
----------------------------------------------------------------------
Elizabeth T. Kennan           18,202,618                       279,277
----------------------------------------------------------------------
Lawrence J. Lasser            18,213,116                       268,780
----------------------------------------------------------------------
Donald S. Perkins             18,202,372                       279,523
----------------------------------------------------------------------
William F. Pounds             18,203,235                       278,657
----------------------------------------------------------------------
George Putnam                 18,212,828                       269,067
----------------------------------------------------------------------
George Putnam, III            18,211,670                       270,225
----------------------------------------------------------------------
E. Shapiro                    18,158,647                       323,248
----------------------------------------------------------------------
A.J.C. Smith                  18,213,232                       268,663
----------------------------------------------------------------------
W. Nicholas Thorndike         18,200,754                       281,142
----------------------------------------------------------------------
A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 18,091,487 votes for, and 94,165
votes   against,   with   296,243  abstentions   and   broker   non-votes.   All
tabulations have been rounded to the nearest whole number.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary Coburn
Vice President

James E. Erickson
Vice President

Michael F. Bouscaren
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Senior Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

Call  1-800-225-1581  weekdays  from 9 a.m. to  5  p.m.  Eastern  Time  for  up-
to-date   information   about   the  fund's   NAV   or   to   request   Putnam's
quarterly Closed-End Fund Commentary.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

                                                                       Bulk Rate
                                                                    U.S. Postage
                                                                            PAID
                                                                          Putnam
                                                                     Investments

22179          1/96

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OThe accompanying notes are an integral part of these financial statementsO) are omitted.

(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

(6)  Bullet points and similar graphic symbols are omitted.

(7)  Page numbering is different.